Opportunities for Growth:
SouthStar Energy Services
Mike Braswell
President, SouthStar Energy Services
2007 Analyst Conference
March 22, 2007
New York

Objectives
•
Present a general overview of SouthStar’s retail natural gas business
•
Provide overview of governance and management processes, including key business risks and mitigations
•
Review factors that have contributed to the Company’s success
•
Discuss the path forward and how SouthStar is positioned to adapt to future challenges and opportunities

Business Summary
Financials
•
Partnership between AGL Resources and Piedmont Natural Gas
•
One of the largest deregulated retail natural gas marketing companies in the United States
•
Serve customers in seven states, specifically GA, OH, AL, TN, NC, SC and FL
•
Manage one of the largest portfolios of Southeastern pipeline and storage assets
•
Approximately 75 employees and over 200 additional FTEs supporting business through customer operations BPO
•
Revenues of approximately $1B in 2006
•
Earnings of approximately $92M* in 2006 (EBT)
•
Six-year earnings growth of 34% (EBT CAGR)
•
Strong cash-flow producing business with 100% distribution of earnings in
2004, 2005 and 2006
* Results represent 100% of SouthStar which are    split 75% AGLR and 25%  Piedmont.
Summary of Partnership Facts

Customers
Volumes
Corporate Citizenship
•
Largest marketer in GA
•
Serve 550k Georgia residential, commercial and industrial customers
•
  515k residential
•
  35k small C&I
•
Approx. 300 large C&I customers in the Southeast
•
Serve as supplier for Dominion East Ohio’s Standard Service Offering (SSO)
•
  5 Bcf per year
•
  Agreement expires August 2008
•
Approximately 70 Bcf of gas sales in 2006
•
Access to 15 Bcf of storage and 350,000 DT/day of pipeline capacity
•
  7 Bcf Production area (Gulf Coast)
•
  5 Bcf Market area – Georgia market
•
  2 Bcf AGLC LNG
•
  1 Bcf DEO SSO assigned
•
Voted one of the 75 Best Places to Work by Atlanta Magazine
•
National Points of Light Award recipient in 2005
Summary of Partnership Facts (continued)

AGL
Resources
Piedmont Natural
Gas Company
Georgia Natural
Gas Company
Piedmont Energy
Company
SouthStar
Energy Services
Georgia
Natural
Gas
Ohio
Natural
Gas
Florida
Natural
Gas
Piedmont
Energy
Company
Overview
•
Formed in 1998 as an LLC between AGL Resources, Piedmont and Dynegy
•
Dynegy exited in 2003
•
Current equity ownership is 70% AGL Resources and 30% Piedmont
•
Earnings sharing is 75% to AGL Resources and 25% to Piedmont except for Ohio and
Florida earnings, which are shared 70% to AGL Resources and 30% to Piedmont
•
Governance and key decision responsibilities are shared 50/50
Ownership Structure

1
3
4
5
6
7
8
9
10
11
1998
2
13
12
* Results represent 100% of SouthStar which are spli 75% AGLR and 25% Piedmont t
34% Compounded Annual Growth
EBT* ($ millions)
Legend
■
Outsourced asset mgt to Dynegy Marketing and Trading (DM&T)
■
Consumer Relief Act enacted
■
Executed new customer care outsourcing agreement
■
Terminated agreement with DM&T and internalized asset mgt function
■
Instituted credit criteria for new service application
■
Installed Siebel for sales force autormation
■
Re-introduced Gas Guy
■
Introduced formal processes for disaggregating natural exposures
■
Expanded financial hedging operation & talent acquisition
■
Upgraded retail billing system
■
Completed Allegro ETRM installation
■
Entered Ohio and Florida markets
■
Acquired Commerce Energy’s GA book
1
2
3
4
5
6
7
8
9
10
11
12
13
Milestones and Earnings Growth

Manage risks inherent to retail marketing
business
Build and leverage a strong portfolio of brands
Manage retail customer portfolio for
profit
Create incremental value from asset management
Proactively manage
changes to
market model
Brands
Retail Book
Assets
Risks

Legislative & Regulatory Process
SouthStar
Competencies
Keys To Success

Profitability
Drivers
Priority
Strategy Implications
Gas Margin per Customer
•
Pricing strategy and portfolio management
•
Increase revenue from asset optimization and
commodity price risk management
High
•
Continues to be the most
significant profit lever

Customer
Count/
Market Share
•
Increase acquisition rates for prospective customers
already calling our call center
•
Target single-family customers at natural decision
point of choosing a gas provider
•
Acquire high-value switchers with special price
plans, incentives, targeted messaging and new services
•
Target larger ACN (multi-family) accounts while
shedding smaller, less profitable ACNs
Moderate
•
Remains a lever over
the long term, though
less significant on an
annual basis
Operating
Expenses
•
Seek opportunities for cost savings in the customer
care BPO services
•
Continue to reduce bad debt expenses through
portfolio high-grading, automated collection calls,
prioritization of delinquency paths and use of multiple collection agencies
Moderate
•
Currently not a major
lever, but requires
continued focus;
  Customer care
expenses may have
higher opportunity if
these services are
off-shored
Retail Profitability Drivers

Average Georgia Firm Customer Count
(000's)
Comments
•
Customer retention actions focused on high-grading the customer portfolio
•
Customer segmentation analysis used to shift from broad-based to focused marketing and advertising
•
Increased use of price plans to attract and retain high-value customers
•
Less profitable customers de-emphasized, e.g. ACNs
Market Share
2001
2002
2003
2004
2005
2006
Total
Deregulated Only
Customer Count and Market Share

Customer Care Expense
Average Monthly Cost per Customer and Total Cost
Comments
•
Customer care is largest O&M expense
•
Outsourced to Alliance Data Systems (ADS)
•
Partnered with ADS to reduce key cost drivers
•
Call volume
•
Call minutes / duration
•
Additional benefits attained through high-grading retail book
•
High-value customers cost less to serve
•
Bad debt is second largest O&M expense
•
More difficult to manage prior to the Natural Gas Consumers Relief Act
•
Initiated a regulated provider to serve low income and credit-challenged customers
•
Portfolio high-grading and collection process improvements implemented to address bad debt
•
Actions reduced bad debt exposure and percentage has been stable for past 24 months
Bad Debt Expense
Bad Debt Expense as a Percent of Revenue
2001
2002
2003
2004
2005
2006
Key Operating Expenses

Profitability
Drivers
Priority
Strategy Implications
Storage
Margins
•
Use synthetic puts to lock in margins and participate
in upside potential
•
Balance economic opportunities with operational
constraints
•
High
•
Most significant
earnings lever –
dependent on spreads
Pipeline
Capacity
Optimization

•
Leverage interruptible portfolio
•
Maintain relationships with counterparties for
secondary releases
•
Optimize daily paths to capture city-gate arbitrage
opportunities
•
Moderate
•
Less significant
earnings driver, but has
higher degree of
certainty than storage
Portfolio
Risk
Management
•
Identify and assess risks on a stand-alone basis
•
Evaluate portfolio effect of natural offsets
•
Examples of correlated positions that have natural
offsetting potential are:
•
Unhedged inventory and price lag
•
Weather, swing and physical setup
•
High
•
Significant lever to
reduce risk
management costs
using the portfolio
effect
Commercial Profitability Drivers

Natural Offsets – Storage and Lag
(Contracts)
Economic Storage Gross Margins*
  ($ Millions)
Pipeline Capacity Utilization
2007F
2008F
Trade Liquidity
($ Millions)
$10
$128
$173
$311
$395
$480
* Represents economic contribution of storage exclusive of  accounting adjustments such as LOCOM and fixed demand charges
Commercial Operations Metric Overview

Exposure	Position	Natural Offset	Description	Management Tools
Swing	Neutral	These exposures are highly correlated and are managed together.	Volumetric risk associated with selling full requirements contracts to firm customers. This exposure changes daily and is highly volatile.	GDD swaps and setup, storage
Weather	Neutral
Volumetric risk associated with weather variations. Exposure is to warmer-than-normal winter, which results in a complete loss of expected margin.
  Colder-than-normal winter is beneficial, as it typically results in incremental margin.
Retail derivative products, CME weather derivatives/ physical setup

Storage Inventory	Long	Natural offsets. Derivatives used to manage the net position, but will disaggregate the positions when the value of one exposure outweighs the cost of managing the other.	Our largest natural long position. Increasing length throughout the summer. Managed to ensure margin capture and winter reliability.	Nymex swaps and options
Price Effectuati on	Short		Our largest natural short position. Roughly half the firm gas we sell at our monthly price is sold in the subsequent month and is therefore exposed to the floating subsequent month’s index.	Nymex swaps and options
Exposures in Deregulated Retail Model

Exposure	Position	Natural Offset	Description	Management Tools
Fixed Price	Short	None	A natural short price position created by selling full requirements, fixed price contracts to our customers. Derivatives used to manage these positions.	Nymex swaps

Supply Reliability	Short	None	Entire 70 Bcf portfolio must be supplied except for Force Majeure declarations. Risk of non-delivery is $30/dt plus cost of gas.	Supply diversity through multiple counterparties and geographic dispersion
Exposures in Deregulated Retail Model

Identify Risks
Control Risks
•
Risks are controlled by:
•
Evaluating the entire portfolio to
determine whether natural
hedges exist
•
Where natural hedges do not
exist, utilize financial derivatives
to hedge residual exposures
•
SSE generally prefers to hedge
residual exposure with options in
order to retain upside potential
•
Option premiums are a finite
cost versus the unknown cost /
opportunity cost of swaps in
isolation
SouthStar’s Hedging Philosophy
•
Risks inherent to retail gas
marketing business
•
Commodity price risk
(fixed price, inventory,
swing)
•
Basis risk
•
Throughput risk
•
Credit risk
•
Each category of risk is
identified and evaluated on
an isolated, independent
basis

•
Capture spreads and manage risks
•
Manage retail customer portfolio
•
Monitor competitor activities
•
Proactively participate in regulatory and market development processes
Areas of Focus
Element
Maintain
Operational
Focus
Strengthen
Platform
•
Focus on platform elements that address:
•
Increased competition
•
Greater market sophistication
•
Improved growth opportunities
•
Examples include:
•
Banner Customer Information System upgrade
•
Siebel CRM enhancements
•
Allegro ETRM implementation
Keys To Continued Growth

Options
Growth Area
Strategy
Existing
Markets
Retail – GA Organic
Acquire high-value customers
New Products / Services to Leverage
Customer Base
Evaluate and introduce new products
and services
Acquire and leverage incremental assets
Target small muni’s in SE
Expanded
Markets
Emerging Retail Markets – OH and
FL (C&I)
Use multiple entry approaches to
identify and capture opportunities
-Dominions East Oio and Vectren SSO
  - Retail model / market shaping
advocacy
  - Marketing partner relationships
  - Inorganic opportunities
Large C&I
Leverage SSE’s assets
Large C&I
Aggregate C&I books and leverage
SSE’s platform
Growth Areas Under Development

Conclusions
•
Strong retail organization with capabilities that span
customer and asset portfolios
•
Well defined governance,  disciplined leadership and
effective risk management
•
Operated with focus on the levers that produce
financial results
•
Able to apply capabilities, infrastructure and
experiences to new opportunities

Questions?